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                                                                   EXHIBIT 10.25

                                                                   June 16, 2004

Art Technology Group, Inc.
25 First Street
Cambridge, Massachusetts 02141

      RE: LOAN ARRANGEMENT BETWEEN SILICON VALLEY BANK AND ART TECHNOLOGY GROUP,
          INC.

Gentlemen:

      Reference is made to a certain loan arrangement entered into by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ART TECHNOLOGY GROUP, INC., a Delaware corporation with its principal place of business at 25 First Street, Cambridge, Massachusetts 02141 ("Borrower"), as evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of June 13, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of September 27, 2002, as further amended by a certain Amendment dated as of October __, 2002, as further amended by a certain Second Loan Modification Agreement dated as of December 24, 2002, as further amended by a certain Third Loan Modification Agreement dated as of October 20, 2003, and as further amended by a certain Fourth Loan Modification Agreement dated as of November 26, 2003 (as may be amended from time to time, the "Loan Agreement").

      The Borrower and Bank hereby agree that, effective as of December 31, 2003, the Loan Agreement shall be amended as follows:

      1. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.4 (e) thereof:

                        "(e) Compensating Balance/Compensating Balances Fees. In
                  the event, at any time, Borrower maintains less than $25,000,000 in unrestricted cash with Bank, Borrower shall pay such fees and expenses as Bank shall determine, in its sole and exclusive discretion, to compensate Bank for its loss on income on such deposit balance (the "Additional Fees")."

                  and inserting in lieu thereof the following:

                        "(e) Compensating Balance/Compensating Balances Fees. In
                  the event, at any time, Borrower maintains less than $25,000,000 in unrestricted cash (including, without limitation, cash, cash equivalents and marketable securities) with Bank, Borrower shall pay such fees and expenses as Bank shall determine, in its sole and exclusive discretion, to compensate Bank for its loss on income on such deposit balance (the "Additional Fees")."

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      1.    The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7(a) thereof::

                  "(a) LIQUIDITY. Borrower shall have at all times, to be tested as of the last day of each month, unrestricted and unencumbered cash equal to or greater than $25,000,000.00."

            and inserting in lieu thereof the following:

                  "(a) LIQUIDITY. Borrower shall have at all times, to be tested as of the last day of each month, unrestricted and unencumbered cash (including, without limitation, cash, cash equivalents and marketable securities) equal to or greater than $25,000,000.00."

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      This letter shall take effect as a sealed instrument under the laws of the
Commonwealth of Massachusetts as of the date first written above.

                                   Very truly yours,

                                   BANK:

                                   SILICON VALLEY BANK, doing business
                                   as SILICON VALLEY EAST

                                   By: /s/ Irina Case
                                      ------------------------------------
                                   Name: Irina Case
                                   Title: VP


                                   SILICON VALLEY BANK

                                   By:
                                      ------------------------------------
                                   Name:
                                   Title:
                                    (signed in Santa Clara County, California)

Acknowledged and agreed:

BORROWER:

ART TECHNOLOGY GROUP, INC.

By: /s/ Gabriel J. Parmese
   -----------------------------
Name: Gabriel J. Parmese
Title: VP Finance